Recoverable Cash Advances	6 Months Ended
Jun. 30, 2020
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Recoverable Cash Advances
2.5.12 Recoverable Cash Advances

	As of June 30,	As of December 31,
(€‘000)	2020	2019
Non-current portion	4 538	4 139
Current portion	613	346

Total Recoverable Cash Advances	5 151	4 484

The €0.7 million net increase in the Recoverable Cash Advances (RCA) total balance mainly refers to €0.8 million liability component of the cash settlement (€1.4 million) made by the Walloon Region in first half 2020—See disclosure note 2.5.6. Underlying R&D is ongoing and no exploitation decisions are expected before mid-2021
with the exception of the convention 7685 (THINK) for which an exploitation decision has been taken in the second quarter of 2020.